SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2007

ENVIRONMENTAL POWER CORPORATION

(Exact name of Company as specified in its charter)

Delaware	001-32393	75-3117389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Cate Street, Fourth Floor, Portsmouth, New Hampshire 03801

(Address of principal executive offices, including zip code)

(603) 431-1780

(Company’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES

As Environmental Power Corporation (the “Company”) previously reported in Item 3.02 of its Current Report on Form 8-K dated October 23, 2006, as filed with the Securities and Exchange Commission (the “SEC”) on October 26, 2007 (the “Prior Report”), the Company has agreed, pursuant to the terms of its Business Development Agreement (“BDA”) among the Company, Microgy, Inc. (“Microgy”) and Cargill, Incorporated (“Cargill”), to issue warrants to Cargill to purchase up to 4.99% of the Company’s Common Stock, $0.01 par value per share (“Common Stock”) on a fully-diluted basis, subject to the satisfaction of certain conditions, in consideration of Cargill’s performance of its obligations under the BDA (the “Cargill Warrants”). Cargill is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and the Cargill Warrants will be issued without registration under the Securities Act, or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Cargill Warrants, and the conditions upon which they will be issued, are more fully described under Item 1.01 of the Prior Report, which description is incorporated herein by reference. On May 25, 2007, Cargill became entitled to receive Cargill Warrants to purchase a total of 175,912 shares of Common Stock at an exercise price of $5.37 per share in accordance with the terms of the BDA.

ITEM 8.01.	OTHER EVENTS

On May 31, 2007, the Company announced that its Board of Directors had authorized management to enter into negotiations regarding:

•

the termination of the leasehold interest held by the Company’s subsidiary, Buzzard Power Corporation (“Buzzard”), in the 83 MW Scrubgrass generating facility located in Venango County, Pennsylvania, which is leased to Buzzard pursuant to an Amended and Restated Lease Agreement dated as of December 22, 1995 (the “Lease Agreement”) between Buzzard and Scrubgrass Generating Company, L.P.; and

•	the cancellation of related indebtedness of the Company’s subsidiary, EPC Corporation, to Crystal Creek Coalpower Funding, LLC, an affiliate of ArcLight Capital Partners, L.P. (“ArcLight”).

The anticipated terms of the proposed agreements relating to the termination of the Lease Agreement and the cancellation of the ArcLight indebtedness are more particularly set forth in a press release, dated May 31, 2007, a copy of which is filed as Exhibit 99.3 to this Current Report on Form 8-K and which is incorporated by reference herein. The foregoing transactions remain subject to various conditions, including the negotiation of definitive agreements, certain consents and approval of the final terms of the transactions by the Company’s Board of Directors.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
10.1	Business Development Agreement, dated October 23, 2006, between the Company, Microgy and Cargill (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated October 23, 2006, as filed with the SEC on October 26, 2006 (SEC File No. 001-32393)).

99.1	Form of Common Stock Purchase Warrant to be issued to Cargill (Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K dated October 23, 2006, as filed with the Securities and Exchange Commission on October 26, 2006 (SEC File No. 001-32393)).

99.2	Press Release (corrected), dated May 31, 2007.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION

	By:	/s/ Michael E. Thomas
Michael E. Thomas
Senior Vice President and Chief Financial Officer
Dated: May 31, 2007

3